UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8‑K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2019
CLEARWAY ENERGY, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001‑36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)
300 Carnegie Center, Suite 300, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)
(609) 608‑1525 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ] Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ] Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)    Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On January 4, 2019, Mr. John F. Chlebowski retired from the Board of Directors (the “Board”) of Clearway Energy, Inc. (the “Company”). As a result of Mr. Chlebowski’s retirement, the Audit Committee of the Board is presently comprised of two directors, each of whom are independent under the New York Stock Exchange (“NYSE”) listing standards. As a result of Mr. Chlebowski’s retirement from the Board, the Company is temporarily deficient of the requirement under Section 303A.07(a) of the NYSE Listed Company Manual that requires audit committees to be comprised of at least three independent directors. On January 7, 2019, the Company notified the NYSE that the Company is temporarily deficient in meeting this requirement of the NYSE Listed Company Manual.

The Company plans to immediately undertake a search for a new independent director and expects to announce a replacement as soon as reasonably practicable. Upon appointing a new member of the Audit Committee that meets the independence requirements of Section 10A-3 of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the NYSE Listed Company Manual, the Company will regain compliance with the applicable NYSE listing standard.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As described above in Item 3.01, on January 4, 2019, Mr. John F. Chlebowski retired from the Board of the Company. Mr. Chlebowski’s decision to retire was not as a result of any disagreement with the Company, its Board or its management. Mr. Chlebowski has served as the Lead Independent Director of the Company since July 2013.

In connection with Mr. Chlebowski’s retirement, Brian R. Ford has assumed the role of Lead Independent Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Dated: January 9, 2019

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